UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2011

Molycorp, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 843-8040

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 13, 2011, the Compensation Committee of the Board of Directors of Molycorp, Inc. (the “Company”), approved the 2011 Annual Incentive Plan (the “Plan”), in which the named executive officers of the Company participate. The Plan provides that each participant is eligible to earn a bonus based on the Company’s achievement of performance goals during the performance period of January 1, 2011 to December 31, 2011.
The performance goals are based on certain business objectives of the Company, including advancing the Company’s financial goals, strategic projects, business plan and safety programs. For the Company’s named executive officers, other than Ksenia A. Adams, 75% of their performance goals will be company-wide objectives and 25% of their performance goals will be individual objectives. For Ksenia A. Adams, 50% of her performance goals will be company-wide objectives and 50% of her performance goals will be individual objectives.
Bonus payments will depend on the overall level of achievement of the full set of performance criteria. The minimum level of achievement is 80%, which results in a participant’s earning 50% of his or her target bonus; the target level of achievement is 100%, which results in a participant’s earning 100% of his or her target bonus; and the maximum level of achievement is 120%, which results in a participant’s earning 200% of his or her target bonus.
Target bonuses are based on a percentage of the participant’s 2011 annual base salary. The Company’s named executive officers were granted the following bonus opportunities:

	Minimum	Target	Maximum
	(80% Level of	(100% Level of	(120% Level of
Name	Achievement)	Achievement)	Achievement)
Mark A. Smith	40% of 2011 base salary	80% of 2011 base salary	160% of 2011 base salary
James S. Allen	20% of 2011 base salary	40% of 2011 base salary	80% of 2011 base salary
John F. Ashburn, Jr.	20% of 2011 base salary	40% of 2011 base salary	80% of 2011 base salary
John L. Burba	20% of 2011 base salary	40% of 2011 base salary	80% of 2011 base salary
Ksenia A. Adams	15% of 2011 base salary	30% of 2011 base salary	60% of 2011 base salary
Half of a participant’s bonus amount, if any, will be paid in cash. The other half will be paid in shares of restricted stock, granted pursuant to the terms and conditions of the Molycorp, Inc. 2010 Equity and Performance Incentive Plan. The shares of restricted stock will vest on the third anniversary of their date of grant.

There is no formally adopted plan document for the Plan. A summary of the Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated herein by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Summary of Molycorp, Inc. 2011 Annual Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.
By:	/s/ Andrea G. Leider
	Name:	Andrea G. Leider
	Title:	Senior Counsel and Corporate Secretary

Date: January 19, 2011